Exhibit 99.1

A Global Disease, A Pioneering Treatment Akero Therapeutics, Inc. JP Morgan Presentation January 2021

SAFE HARBOR

This presentation may contain "forward-looking statements" of Akero Therapeutics, Inc. ("we," "us," "our," "Akero" or the "Company") within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding: the future of our business; future plans and strategies, including our expectations around the therapeutic potential and clinical benefits of Efruxifermin; our development plans for Efruxifermin, including our belief in the unique potential of Efruxifermin as a foundational NASH therapy; our preclinical and clinical results, including our top-line safety/tolerability, laboratory measures and paired biopsy data from our Phase 2a BALANCED study; the potential benefits resulting from the PRIME designation of EFX; expectations regarding the design, implementation, timing and success of the Phase 2b study and its results; the timing of Phase 3 and its results; the expected timing to complete Cohort C and the collection of voluntary end-of-treatment biopsies; risks related to the competitive landscape; and the potential impact of COVID-19 on strategy, our employees, supply chain, future operations and clinical trials. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "plan," "would," "should" and "could," and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the Securities and Exchange Commission. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

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CORPORATE HIGHLIGHTS

Efruxifermin: Potential Leading NASH Monotherapy	• Human FGF21 analog addresses all core aspects of NASH pathology • Engineered for optimal activity and convenient once-weekly dosing • Phase 2a BALANCED study results among strongest data in field: liver fat reduction coupled with improvements in histology, lipoproteins and glycemic control • Generally well-tolerated
Key Support from Regulators	• Written guidance from FDA provides that Phase 2b protocol is safe to proceed • EFX designated as a Priority Medicine (PRIME) based on strength of Phase 2a data
Expected 1H'21 Milestones	• Initiation of Ph2b trial (HARMONY) with 28 and 50mg doses • Readout from BALANCED study cohort in cirrhotic NASH patients
Experienced Team	• Involved in 20+ FDA approvals • Extensive experience in drug discovery, development and commercialization

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- CONFIDENTIAL - 4 EXTENSIVE DEVELOPMENT AND COMMERCIALIZATION EXPERIENCE INVOLVED IN 20+ MEDICINE APPROVALS Andrew Cheng, MD, PhD | President & CEO • 19 years at Gilead • Chief Medical Officer & HIV Division Head • Major role in 11 NDA/MAA approvals Kitty Yale | EVP & Chief Development Officer • Over 25 years at Gilead, Roche, Pfizer • VP, Gilead Worldwide Clinical Operations • Major role in 8 global approvals NDA, MAA, JNDA and CFDA William White | EVP, CFO & Head of Corporate Development • 18 years in life sciences investment banking at Goldman Sachs, Citigroup and Deutsche Bank • Most recently, Head of US Life Sciences Investment Banking at Deutsche Bank • Advised on more than $70bn in M&A and $25bn in financing transactions Jonathan Young, PhD, JD | Founder, EVP & COO • Over 15 years in biotechnology product development, law and regulatory policy • General Counsel and VP Policy, Braeburn • Partner and General Counsel, FoxKiser Tim Rolph , D.Phil | Founder & CSO • Over 30 years at Pfizer & Glaxo • CSO of Pfizer’s cardiovascular and metabolic disease unit • Head of Groton & UK Discovery Research, Pfizer • Major role in discovery and early clinical evaluation of two medicines: Selzentry (HIV) and Steglatro (Diabetes)

- CONFIDENTIAL - NASH: A SERIOUS AND DEBILITATING MULTI - SYSTEM DISEASE 5 An estimated 17 million Americans have NASH, with expectation that population will grow >50% by 2030 The number of NASH patients with advanced - stage fibrosis and cirrhosis is predicted to grow to 8 million in the US by 2030, an increase of approximately 140% from 2015 NASH is a leading cause of liver transplantation in the US and Europe NASH epidemic fueled by rise in obesity and diabetes No treatments currently available The leading cause of death for NASH patients is cardiovascular disease

EFX ENGINEERING POTENTIALLY OPTIMAL FOR NASH EFFICACY, WITH CONVENIENT ONCE-WEEKLY DOSING


L98R
Prevent Aggregation
P171G
Protects against loss of β-Klotho affinity in vivo
A180E
Increase β-Klotho Binding & Improves in vivo Stability
Fc
FGF21
Linker
Fc
FGF21
N terminus
C terminus
FGFR
βKlotho

Key attributes

- Akero proprietary Fc-FGF21, Point mutations
- Increases half-life from < **2 hours** to **3-4 days**
- **High affinity** for β-Klotho
- Better translation to **human** pharmacology
- **Balanced potency** at FGFR1c, 2c, 3c
- **Inactive** at FGFR4

Stanislaus, S *et al.* (2017) *Endocrinology* 158(5): 1314-27; Lee, S *et al.* (2018) *Nature* 553: 501-505; Kharitonenkov, A *et al.* (2007) Endocrinology 148(2)774-781

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- CONFIDENTIAL - EFX ACTS ON TWO MAJOR SOURCES OF LIVER FAT WITH POTENTIAL FOR OPTIMAL REDUCTION 7 Source of Liver Fat FGF Receptor EFX Activity Lipolysis FGFR1c x De Novo Lipogenesis FGFR2c FGFR3c x Sources of Fat Flowing into and Through Liver for NASH Patients Adipose Tissue: Lipolysis (40 - 50%) FGFR1c Liver: De Novo Lipogenesis (30 - 40%) FGFR2c, 3c Dietary Fat (10 - 20%) Lambert, JE et al. (2014) Gastroenterology 146(3): 726 - 35 Acting on both hepatic and peripheral sources of liver fat is key to optimizing liver fat reduction

- CONFIDENTIAL - EFX DIRECT AND INDIRECT ANTI - FIBROTIC EFFECTS 8 Myofibrobl asts *Cited literature available on company website Direct Effect Indirect Effect Bao, L et al. (2018) Br J Pharmacol 175:3379 - 3393; Fisher, FM et al. (2014) Gastroenterology 147:1073 - 1083.e6; Jimenez, V et al. (2018) EMBO Mol Med 10:e8791; Lee, JH et al. (2016) Am J Transl Res 8:4750 - 4763; Sanyal, A et al. (2018) Lancet 392:2705 - 2717; Le, CT et al. (2018) PLOS one 13:e0192146; Xu, P et al. (2016) Toxicol Appl Pharmacol 290:43 - 53; Yu, Y et al. (2016) Int Immunopharmacol 38:144 - 152 EFX Hepatocyte Stress & Death Myofibroblast Differentiation Kupffer Cell Activation Fibrosis

PHASE 2A TRIAL (BALANCED) DESIGN


16 WEEKS
Screening
Biopsy-Confirmed NASH
Randomization
Placebo (n=20)
28mg EFX (n=20)
50mg EFX (n=20)
70mg EFX (n=20)
Safety Follow-Up
Responder Paired Biopsies
Primary Endpoint
Absolute Liver Fat
Key Secondary Endpoints
Relative Liver Fat
Response Rate
ALT
Key Exploratory Efficacy Endpoints
2-Point NAS Improvement
Fibrosis Improvement
NASH Resolution
Serum Pro-C3
Screening
Week 6
Week 12
Post-Treatment
Liver Biopsy
MRI-PDFF
Subjects achieving ≥30% relative reduction of hepatic fat at week 12 eligible for post-treatment biopsy; biopsy scoring based on NASH CRN

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- CONFIDENTIAL - BASELINE DEMOGRAPHICS Parameter Mean Placebo (N=21) EFX 28mg (N=19) EFX 50mg (N=20) EFX 70mg (N=20) Age (Years) 52 50 53 53 Sex (Male/Female) 6/15 9/10 10/10 9/11 Weight (kg) 99.6 108.2 103.6 103.1 BMI (kg/m 2 ) 37.6 38.8 36.7 37.2 Liver Fat Content (% by MRI - PDFF) 19.3 21.4 18.3 19.4 NAFLD Activity Score (NAS) 5.1 5.6 5.1 5.6 Fibrosis Stage (% F2 - F3) 62 63 65 65 Alanine Aminotransferase (ALT) ( U/L) 50.7 62.5 53.4 56.8 Aspartate Aminotransferase (AST) (U/L) 38.6 41.1 35.4 44.6 % Type 2 Diabetes 67 37 50 50 10 Source Data: Full Analysis Set

- CONFIDENTIAL - 11 PATIENT DISPOSITION Full Analysis Set All subjects who were randomized into the study Safety Set All subjects who received at least one dose of study drug MRI - PDFF Evaluable Analysis Set All FAS subjects who have Baseline and Week 12 MRI - PDFF Liver Biopsy Evaluable Analysis Set All responders who have Baseline and End - of - Treatment liver biopsy results Randomized (80) MRI - PDFF Responders (50) (≥ 30% Relative Reduction) Week 12 MRI - PDFF (68) End - of - Treatment Biopsies Collected (42) Randomized Not Dosed EFX (1) Discontinued (11) Non - Responders Placebo (18) Dosed (79) Due to AEs EFX (6) - Pbo (1) Administrative EFX (4) Biopsies Not Collected Due to COVID - 19 EFX (8) 28mg (13) 50mg (13) 70mg (14) Placebo (2)

- CONFIDENTIAL - SUBSTANTIAL REDUCTIONS IN LIVER FAT AT WEEK 12 ACROSS ALL DOSE GROUPS 12 Source Data: Full Analysis Set -15 -12 -9 -6 -3 0 Placebo 28mg 50mg 70mg - 0% - 12.3 *** - 13.4 *** - 14.1 *** Absolute Reduction (%) *** p<0.001, versus placebo (ANCOVA) LS Mean Reduction in Liver Fat * p<0.05, ** p<0.01, *** p<0.001 versus placebo (ANCOVA) Baseline 22.2% Liver Fat Week 12 2.0% Liver Fat (↓90%) Analyzed with Liver MultiScan MRI - PDFF Images for Patient Treated with 50mg EFX Proton Density Fat Fraction (PDFF) Placebo 28mg 50mg 70mg - 72% - 63% - 71%

- CONFIDENTIAL - MAGNITUDE OF LIVER FAT REDUCTION 13 Source Data: MRI - PDFF Evaluable Analysis Set Proportion of Patients Achieving Fat Reduction Thresholds at Week 12 Endpoint Placebo 1 (N=20) 28mg (N=16) 50mg (N=17) 70mg (N=15) Relative Reduction in Liver Fat ≥30% 10% 100% ** 100% *** 100% *** ≥50% 5% 69% ** 100% *** 93% *** ≥70% 5% 50% * 53% ** 80% *** Normalization of Liver Fat Content ≤5% 5% 25% * 53% ** 67% *** 1 A single placebo responder lost 25 pounds over 16 weeks (11% weight reduction) * p<0.05, ** p<0.01, *** p<0.001 versus placebo (ANCOVA)

- CONFIDENTIAL - -60% -40% -20% 0% 20% 40% BL W1 W4 W8 W12 W16 W20 Placebo 28 mg 50 mg 70 mg *** *** *** *** *** *** -60% -40% -20% 0% 20% 40% BL W1 W4 W8 W12 W16 W20 Placebo 28mg 50mg 70mg *** *** *** *** ** ** *** *** *** ALT, LS Mean Change from Baseline SUBSTANTIAL REDUCTIONS IN MARKERS OF LIVER INJURY AFTER 16 WEEKS OF TREATMENT 14 AST, LS Mean Change from Baseline ** p<0.01, *** p<0.001, versus placebo (MMRM) *** *** *** Source Data: Full Analysis Set *** *** *** *** *** *** Similar dose - related improvements observed for GGT & ALP

- CONFIDENTIAL - HIGH RESPONSE RATES ON NASH RESOLUTION AFTER 16 WEEKS ACROSS ALL DOSE GROUPS 15 Source Data: Liver Biopsy Evaluable Analysis Set 1 NAS score of 0 or 1 for lobular inflammation and a score of 0 for ballooning 2 Secondary and exploratory histological endpoints were not powered for statistical significance * A single placebo responder lost 25 pounds over 16 weeks (11% weight reduction) 0% 10% 20% 30% 40% 50% 60% 70% Overall 0% 10% 20% 30% 40% 50% 60% 70% Overall NASH Resolution 1,2 and No Worsening of Fibrosis Placebo N=2 50% 1 * All EFX N=40 48% 19 28 mg N=13 46% 6 5 0mg N=13 54% 7 70mg N=14 43% 6 Biopsy Reading • All baseline and end - of - treatment biopsies were centrally read by a single NASH - CRN pathologist • Baseline biopsies were not re - read with end - of - treatment biopsies • All biopsies were read blinded to both treatment assignment and patient

- CONFIDENTIAL - HIGH RATES OF FIBROSIS IMPROVEMENT AFTER 16 WEEKS ACROSS ALL TREATED PATIENTS 16 Source Data: Liver Biopsy Evaluable Analysis Set 0% 10% 20% 30% 40% 50% 60% 70% Overall 0% 10% 20% 30% 40% 50% 60% 70% Overall Fibrosis Improvement ≥1 Stage and No Worsening of NAS 1,2 1 Improvement in liver fibrosis greater than or equal to one stage and no worsening of NASH (defined as no increase in NAS for ballooning, inflammation, or steatosis) 2 Secondary and exploratory histological endpoints were not powered for statistical significance Placebo N=2 0% All EFX N=40 48% 19 28 mg N=13 46% 6 50 mg N=13 62% 8 70mg N=14 36% 5

- CONFIDENTIAL - -50% -40% -30% -20% -10% 0% 10% BL W1 W4 W8 W12 Placebo 28mg 50mg 70mg *** *** *** Pro - C3, LS Mea n Change from Baseline RAPID IMPROVEMENTS IN FIBROSIS BIOMARKERS CONSISTENT WITH HISTOLOGICAL IMPROVEMENTS 17 Enhanced Liver Fibrosis (ELF) Score, LS Mean *** p<0.001, versus placebo (MMRM) Dose Group Baseline Δ Week 12 Placebo 9.4 0.0 28mg 9.5 - 0.7 *** 50mg 9.5 - 0.8 *** 70mg 9.6 - 0.4 * * p<0.05, *** p<0.001 versus placebo (ANCOVA) Pro - C3, LS Mean (ug/L) Dose Group Baseline Δ Week 12 Placebo 16.1 - 1.5 28mg 19.2 - 6.1 *** 50mg 16.2 - 5.9 *** 70mg 17.2 - 6.7 *** Source Data: Full Analysis Set *** *** *** *** *** ***

- CONFIDENTIAL - 9% 23% 68% Improved No Change Worsened 9% 23% 68% 2 18 FIBROSIS IMPROVEMENT IN F2 - F3 PATIENTS: HALF OF PATIENTS IMPROVED 2 STAGES All EFX Patients (n=40) Baseline F2 - F3 EFX Patients (n=22) 2 - Stage Improvement (n=11, 50%) 1 - Stage Improvement (n=4, 18%) 10% 35% 55% Source Data: Liver Biopsy Evaluable Analysis Set Change in liver fibrosis

- CONFIDENTIAL - -4 -3 -2 -1 0 W16 70mg -4 -3 -2 -1 0 BL W1 W4 W8 W12 W16 Placebo 28mg 50mg 70mg Mean Change in Body Weight (kg) 19 WEIGHT LOSS OBSERVED FOR ALL DOSE GROUPS Mean Change in Body Weight at Week 16 (kg) Source Data: Full Analysis Set Placebo 28mg 50mg - 0.3 - 2.3 - 3.7 + 0.1

- CONFIDENTIAL - -20% -15% -10% -5% 0% W16 - 16% - 2% - 6% 0% * Placebo 28mg 50mg 70mg -25% -20% -15% -10% -5% 0% W16 - 22% - 15% - 17% - 1% *** * ** Placebo 28mg 50mg 70mg 0% 10% 20% 30% 40% 50% W16 + 34% + 39% + 41% + 4% *** *** *** Placebo 28mg 50mg 70mg IMPROVED LIPOPROTEIN PROFILE 20 LDL Cholesterol HDL Cholesterol Non - HDL Cholesterol LS Mean Change From Baseline to Week 16 (%) * p<0.05, ** p<0.01, *** p<0.001 versus placebo (ANCOVA) -50% -40% -30% -20% -10% 0% 10% W16 - 39% - 48% - 46% + 6% *** *** *** Placebo 28mg 50mg 70mg Triglycerides Source Data: Full Analysis Set

- CONFIDENTIAL - -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 0.1 W16 CLINICALLY MEANINGFUL IMPROVEMENTS IN GLYCEMIC CONTROL AFTER 16 WEEKS 21 LS Mean Change From Baseline to Week 16 (%) 1 Absolute change from baseline, % Type 2 DM Patients (N=41) + 0.1 - 0.6 - 0.9 + 0.0 Placebo 28mg 50mg 70mg ** -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 0.1 W16 All Patients (N=80) Placebo 28mg 50mg 70mg * ** - 0.1 - 0.4 - 0.5 +0.1 HbA1c 1 * p<0.05, ** p<0.01, versus placebo (ANCOVA) -30% -20% -10% 0% 10% 20% W16 - 27% - 28% - 33% - 5% * Placebo 28mg 50mg 70mg * -30% -20% -10% 0% 10% 20% W16 * Placebo 28mg 50mg 70mg Type 2 DM Patients (N=41) C - Peptide 2 All Patients (N=80) 2 Relative percent change from baseline - 24% - 22% - 29% + 21% Source Data: Full Analysis Set * *

- CONFIDENTIAL - DRUG - RELATED TREATMENT - EMERGENT ADVERSE EVENTS (TEAE) Most Common (>10%) Drug - Related AEs * Placebo (N=21) All EFX (N=58) EFX 28mg (N=19) EFX 50mg (N=19) EFX 70mg (N=20) Diarrhea 2 (10%) 21 (36%) 5 (26%) 10 (53%) 6 (30%) Nausea 0 (0%) 20 (34%) 6 (32%) 4 (21%) 10 (50%) Increased appetite 1 (5%) 13 (22%) 4 (21%) 4 (21%) 5 (25%) Vomiting 0 (0%) 9 (16%) 5 (26%) 2 (11%) 2 (10%) Frequent bowel movements 0 (0%) 8 (14%) 3 (16%) 2 (11%) 3 (15%) Abdominal pain 0 (0%) 7 (12%) 1 (5%) 3 (16%) 3 (15%) Injection site erythema 0 (0%) 7 (12%) 2 (11%) 0 (0%) 5 (25%) Injection site reaction 0 (0%) 6 (10%) 2 (11%) 1 (5%) 3 (15%) Fatigue 2 (10%) 6 (10%) 0 (0%) 1 (5%) 5 (25%) TEAE/SAE Disposition Placebo All EFX 28mg 50mg 70mg TEAE Leading to Death 0 0 0 0 0 TEAE Leading to Discontinuation 1 a 6 2 b 0 4 c Serious Adverse Event (SAE) 0 2 1 d 0 1 22 *Across EFX dose groups Source Data: Safety Set a Muscular Weakness & Myalgia; b Nausea, Vomiting & Dysgeusia; Panic Attack and Anxiety - Linked Tremor; c Dysphagia (Not Drug Related); Acute Pancreatitis (also an SAE); Vomiting; Fatigue & Nausea; d Related to pre - dosing liver biopsy

NASH DEVELOPMENT LANDSCAPE: FIBROSIS IMPROVEMENT

Proportion of Subjects with ≥1 Stage Improvement in Fibrosis and No Worsening of NAS[1]



akero
Efruxifermin
16 Wks (Ph2a)
Weekly Injection
inventiva
Lanifibranor
24 Wks (Ph2b)
Daily Oral
NGMBio
Aldafermin
24 Wks (Ph2a)
Daily Injection
Madrigal
Resmetirom
36 Wks (Ph2a)
Daily Oral
CymaBay
Seladelpar
52 Wks (Ph2a)
Daily Oral
novo nordisk
Semaglutide
72 Wks (Ph2b)
Daily Injection
Intercept
Ocaliva
78 Wks (Ph3)
Daily Oral
24 Wks
Increasing dosing duration
78 Wks
0%
48%
62%
Pbo (N=2)
All EFX (N=40)
50mg (N=13)
29%
32%
46%
Pbo (N=62)
0.8g (N=63)
1.2g (N=69)
18%
38%
Pbo (N=22)
1mg (N=50)
24%
29%
Pbo (N=34)
All (N=79)
20%
24%
37%
Pbo (N=25)
20mg (N=42)
50mg (N=46)
34%
36%
48%
Pbo (N=80)
0.2mg (N=78)
0.4mg (N=82)
12%
18%
23%
Pbo (N=311)
10mg (N=312)
25mg (N=308)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

Inventiva (2020) June 16 Corporate Presentation; NGM Bio (2020) June 3 Corporate Presentation; Harrison, S et al. (2019) Lancet 394(10213):2012-24; CymaBay (2020) March 12 Press Release; Novo Nordisk (2020) June 19 R&D Investor Presentation; Younossi Z et al. (2019) Lancet 394(10215):2184-96. All trademarks are the property of their respective owners.

[1] FDA Guidance for Industry: Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018)

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NASH DEVELOPMENT LANDSCAPE: NASH RESOLUTION

Proportion of Subjects with Resolution of NASH and No Worsening of Fibrosis[1]



akero
Efruxifermin
16 Wks (Ph2a)
Weekly Injection
inventiva
Lanifibranor
24 Wks (Ph2b)
Daily Oral
NGMBio
Aldafermin
24 Wks (Ph2a)
Daily Injection
Madrigal
Resmetirom
36 Wks (Ph2a)
Daily Oral
CYMABAY
Seladelpar
52 Wks (Ph2a)
Daily Oral
novo nordisk
Semaglutide
72 Wks (Ph2b)
Daily Injection
Intercept
Ocaliva
78 Wks (Ph3)
Daily Oral
24 Wks
Increasing dosing duration
78 Wks
50%*
48%
54%
Pbo*
All EFX
50mg
(N=2)
(N=40)
(N=13)
23%
40%
49%
Pbo
0.8g
1.2g
(N=62)
(N=63)
(N=69)
9%
24%
Pbo
1mg
(N=22)
(N=50)
15%
25%
Pbo
All
(N=34)
(N=79)
8%
19%
26%
Pbo
20mg
50mg
(N=25)
(N=42)
(N=46)
23%
47%
67%
Pbo
0.2mg
0.4mg
(N=80)
(N=78)
(N=82)
8%
11%
12%
Pbo
10mg
25mg
(N=311)
(N=312)
(N=308)

** A single placebo responder lost 25 pounds over 16 weeks (11% weight reduction)*

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

Inventiva (2020) June 16 Corporate Presentation; NGM Bio (2020) June 3 Corporate Presentation; Harrison, S et al. (2019) Lancet 394(10213):2012-24; CymaBay (2020) March 12 Press Release; Novo Nordisk (2020) June 19 R&D Investor Presentation; Younossi Z et al. (2019) Lancet 394(10215):2184-96. All trademarks are the property of their respective owners.

[1] FDA Guidance for Industry: Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018)

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FGF21 DEVELOPMENT LANDSCAPE

Noninvasive Measures: Percent Change From Baseline to End of Study	Akero (EFX) 16 weeks			BMS (Pegbelfermin) 16 weeks			89Bio (BIO89-100) 12 weeks			
Dose	pbo	28 QW	50 QW	pbo	20 QW	10 QD	pbo	18 QW	27 QW	36 Q2W
Patient Population	Biopsy-confirmed NASH			Biopsy-confirmed NASH			80% NAFLD; 20% biopsy-confirmed NASH*			
≥1 Stage Fibrosis Improvement and No Worsening of NASH, % of Subjects	0%	46%	62%	No end-of-study biopsy			No end-of-study biopsy			
MRI-PDFF, % relative reduction	0	-63	-71	-6	-26	-38	+10	-36	-60	-50
ALT	0	-41	-51	-5	-22	-33	-4	-27	-44	-40
Triglycerides	+6	-39	-48	0	-5	-5	-2	-18	-28	-21
HDL-C	+4	+34	+39	-2	+12	+13	+2	+9	+3	+10
LDL-C	0	-16	-2	+1	+1	-11	+1	+3	-16	-4
Adiponectin	-8	+65	+80	-4	+16	+15	-4	+29	+61	+24
% HbA1c, absolute change	+0.1	-0.1	-0.4	NR			0	+0.1	-0.3	+0.5

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

NR, not reported

Sanyal et al (2019) Lancet;
89Bio October 5 Corporate Presentation

akero

** Subjects with biopsy-confirmed NASH were present only in the 18mg QW & 18 Q2W cohorts (Loomba et al., 2020 AASLD Poster #LP34)*

- CONFIDENTIAL - -20% 0% 20% 40% 60% 80% 100% -50% -40% -30% -20% -10% 0% 10% 26 PERIPHERAL FGFR1c ACTIVATION Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head - to - head clinical trials have been conducted. Sanyal et al (2019) Lancet; 89Bio October 5 Corporate Presentation Adiponectin EFX (Akero) 89Bio * Triglycerides BMS Change from Baseline to End of Study pbo 28 QW 50 QW pbo 18 QW 27 QW 36 Q2W pbo 20 QW 10 QD pbo 28 QW 50 QW pbo 18 QW 27 QW 36 Q2W pbo 20 QW 10 QD EFX (Akero) 89Bio * BMS * Subjects with biopsy - confirmed NASH were present only in the 18mg QW & 18 Q2W cohorts (Loomba et al., 2020 AASLD Poster #LP34) Change from Baseline to End of Study

FGF21 DEVELOPMENT LANDSCAPE: SUMMARY

Consideration	Fc-FGF21 Fusion Protein (Akero)	Pegylated FGF21 (BMS or 89Bio)
Patient Population: NASH diagnosed only by biopsy; NASH patients have more advanced disease and worse comorbidities	Biopsy-confirmed NASH	BMS: biopsy-confirmed NASH; 89Bio: ~20% biopsy-confirmed NASH*
Histology: Fibrosis only histological endpoint correlated with liver outcomes	Demonstrated fibrosis improvement by histology	BMS: histology data pending 89Bio: no histology data
Liver Fat Reduction: Max reduction requires inhibition of both hepatic fat synthesis and adipose tissue lipolysis	71% (50mg QW)	BMS: 38% (10mg QD) 89Bio: 60% (27mg QW*)
Liver Enzymes (LFTs): Reductions indicate improved liver health	Large reductions in LFTs; Consistent dose response	BMS/89Bio: Smaller effects on LFTs
Lipids: Cardiovascular risk #1 cause of mortality for NASH patients. Reflects liver and adipose effects	Robust and consistent TG and HDL-C effects	BMS/89Bio: Smaller effects on TG and HDL-C
Glycemic Control: Improvement in HbA1c mediated by peripheral insulin sensitization; 50% NASH patients diabetic	Significant decrease in HbA1c	BMS: HbA1c not reported 89Bio: no significant change in HbA1c
Safety & Tolerability: Baseline patient population influences profile; Mild GI events common for FGF21 in NASH patients	In line with FGF21 class	BMS: In line with FGF21 class 89Bio: ~80% NAFLD*

***EFX** delivered numerically largest effects, a clear dose response, with maximal or near-maximal effect at 50mg QW*

akero

** Subjects with biopsy-confirmed NASH were present only in the 18mg QW & 18 Q2W cohorts (Loomba et al., 2020 AASLD Poster #LP34)*

27

- CONFIDENTIAL - * BALANCED F4 COHORT EXPANSION (COHORT C) TRIAL DESIGN 28 Number of Subjects 30 Primary Endpoint Safety & tolerability BALANCED study expanded to include cohort of patients with compensated cirrhosis (F4), Child - Pugh Class A; results expected to inform long - term development in cirrhotic patients 16 Weeks Screening Randomization EFX 50 mg (n=20) Placebo (n=10) Data readout with biopsy results anticipated in 1H‘21 Fibroscan Liver Biopsy Fibrosis Biomarkers (ELF, Pro - C3) * Protocol amended to include voluntary end - of - treatment biopsies based on investigator/patient interest

PHASE 2B TRIAL (HARMONY) DESIGN

Key Inclusion Criteria
- F2-3 NASH
- NAS ≥4
- Liver fat ≥8%

Phase 2b Primary Endpoint
- Fibrosis Improvement

Key Secondary Efficacy Endpoints
- NASH Resolution
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change



24 Weeks
Long-Term Safety Follow-Up
Phase 2b
Screening
Randomization
Placebo
EFX 28mg
EFX 50mg
Placebo
EFX*
Liver Biopsy
MRI-PDFF
EOP2 Meeting
Phase 3 Initiation*

* Phase 3 protocol finalization expected after end-of-Phase 2 meeting with FDA

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- CONFIDENTIAL - 30 STRONG FINANCIAL POSITION ~$ 106M Raised in aggregate gross proceeds ~$ 292M COMPLETED UPSIZED FOLLOW - ON OFFERING July 10, 2020 ~$ 216M Raised in aggregate gross proceeds

CONSISTENT RECORD OF MILESTONE DELIVERY



Amgen License
$45M Series A
June
$45.5M Series B
December
~$106M Upsized IPO
June
BALANCED Initiation
July
BALANCED F1-F3 MRI-PDFF Read-out
March
BALANCED F1-F3 Liver Biopsy Read-out
June
~$216M Upsized Offering
July
HARMONY F2-F3 Ph2b Initiation
1H
BALANCED F4 Liver Biopsy Read-out
1H
2018
2019
2020
2021

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EFRUXIFERMIN AFTER 16 WEEKS: POTENTIALLY FOUNDATIONAL NASH MONOTHERAPY

Improved Non-Invasive Markers

- 63-72% relative reduction in liver fat
- ~40% reduction in liver enzymes
- Reduction in ELF and Pro-C3

Improved Histology

- 48% fibrosis improvement ≥1 stage and no worsening of NASH
- 50% two-stage fibrosis improvement in patients with F2-F3 fibrosis at baseline

Improved NASH Comorbidities

- Improved HbA1c and C-peptide
- Reduction in triglycerides
- No LDL-C increase
- Weight loss across all dose groups

Safety & Tolerability

- Generally well-tolerated
- Transient mild/moderate GI events
- No TEAE discontinuations at 50mg

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A Global Disease, A Pioneering Treatment NASDAQ: AKRO